TOTAL COUNT:
56
RIGS
09
HARSH ENVIRONMENT
07
DEEPWATER
03
06
10
DEEPWATER THALASSA

FLEET STATUS REPORT

February 9, 2017

Transocean Ltd. (NYSE: RIG)

  ReportFebruary11, 2016

Updated: February 9, 2017
Revisions Noted in Bold
Dynamically positioned 
											Dayrate on	Dayrate on	Estimated Out of Service Days (4)				Estimated Out of Service Days (4)
				Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)	2016				2017
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Rigs Under Construction (9)				

Deepwater Pontus	(6), (11)	ship		TBA	12,000	40,000	TBA	Shell	Q4 2017	Q4 2027	519,000	N/A
Deepwater Poseidon	(6), (11)	ship		TBA	12,000	40,000	TBA	Shell	Q1 2018	Q1 2028	519,000	N/A
JSPL Ultra-Deepwater Drillship TBN 1	(9)	ship		TBA	12,000	40,000	TBA
JSPL Ultra-Deepwater Drillship TBN 2	(9)	ship		TBA	12,000	40,000	TBA
Transocean Cepheus	(12)			TBA	400	35,000	TBA
Transocean Cassiopeia	(12)			TBA	400	35,000	TBA
Transocean Centaurus	(12)			TBA	400	35,000	TBA
Transocean Cetus	(12)			TBA	400	35,000	TBA
Transocean Circinus	(12)			TBA	400	35,000	TBA

Ultra-Deepwater (30)				

Deepwater Conqueror	(6), (8)	ship		2016	12,000	40,000	USGOM	Chevron	Dec-16	Dec-21	589,000	N/A
Deepwater Proteus	(6)	ship		2016	12,000	40,000	USGOM	Shell	Aug-16	May-26	486,000	498,000
Deepwater Thalassa	(6)	ship		2016	12,000	40,000	USGOM	Shell	Jul-16	Feb-26	488,000	499,000
Deepwater Asgard		ship		2014	12,000	40,000				Idle
Deepwater Invictus	(6), (14)	ship		2014	12,000	40,000	USGOM	BHP Billiton	Jan-17	Nov-17	592,000	350,000
Discoverer Americas		ship		2009	12,000	40,000				Stacked
Deepwater Champion		ship		2011	12,000	40,000				Stacked
Discoverer Clear Leader	(6), (8)	ship		2009	12,000	40,000	USGOM	Chevron	Nov-14	Oct-18	580,000	569,000
Discoverer Inspiration	(6), (8)	ship		2010	12,000	40,000	USGOM	Chevron	Mar-15	Mar-20	576,000	523,000
Dhirubhai Deepwater KG1	(6), (7), (8)	ship		2009	12,000	35,000	Brazil	Petrobras	Dec-14	Dec-17	415,000	510,000	21
Dhirubhai Deepwater KG2		ship		2010	12,000	35,000	Myanmar	Woodside	Feb-17	Jul-17	Not Disclosed	N/A	5				24
Discoverer India		ship		2010	12,000	40,000				Idle
Petrobras 10000	(6), (7), (8)	ship		2009	12,000	37,500	Brazil	Petrobras	Feb-11	Aug-19	434,000	N/A
Discoverer Deep Seas		ship		2001	10,000	35,000				Stacked
Discoverer Enterprise		ship		1999	10,000	35,000				Stacked
Discoverer Spirit		ship		2000	10,000	35,000				Stacked
GSF C.R. Luigs		ship		2000	10,000	35,000				Stacked
GSF Jack Ryan		ship		2000	10,000	35,000				Stacked
Deepwater Discovery		ship		2000	10,000	30,000				Stacked
Deepwater Frontier		ship		1999	10,000	30,000				Stacked
Deepwater Millennium		ship		1999	10,000	30,000				Stacked
Deepwater Pathfinder		ship		1998	10,000	30,000				Stacked
Cajun Express		semi		2001	8,500	35,000				Stacked
Deepwater Nautilus	(6), (8)	semi		2000	8,000	30,000	Malaysia	Shell	May-16	Aug-17	456,000	551,000
Discoverer Luanda	(6), (13)	ship		2010	7,500	40,000	Angola	BP	Jan-11	Jan-18	487,000	N/A
GSF Development Driller I		semi		2005	7,500	37,500				Stacked
GSF Development Driller II		semi		2005	7,500	37,500				Stacked
Development Driller III		semi		2009	7,500	37,500				Idle
Sedco Energy		semi		2001	7,500	35,000				Stacked
Sedco Express		semi		2001	7,500	35,000				Stacked
			
											Total Estimated Days Out of Service		26	-	-	-	24	-	-	-
											Estimated Average Contract Dayrate(5)		$ 490,000	$ 503,000	$ 485,000	$ 491,000	$ 488,000	$ 481,000	$ 503,000	$ 513,000

Harsh Environment (7)				

Transocean Barents		semi		2009	10,000	30,000				Idle								84
	(8)						Canada	Suncor Energy	Jul-17	Sep-18	260,000	N/A
Transocean Spitsbergen	(8)	semi		2010	10,000	30,000	UKNS	Hurricane Energy	Jul-16	Mar-17	Not Disclosed	N/A		5
	(7), (8)						NNS	Repsol	Mar-17	Apr-17	Not Disclosed	Not Disclosed
Henry Goodrich	(6)	semi		1985/2007	5,000	30,000	Canada	Husky	May-16	May-18	275,000	N/A	74	37
Transocean Leader		semi		1987/1997	4,500	25,000	UKNS	Enquest	May-15	May-18	335,000	377,000
	(15)						UKNS	Enquest	May-18	May-19	305,000	335,000
Paul B. Loyd, Jr.	(7)	semi		1990	2,000	25,000	UKNS	BP	Sep-16	Mar-17	427,000	433,000	11
	(7)						UKNS	BP	Mar-17	Jun-17	443,000	427,000
	(7)						UKNS	BP	Jul-17	Jul-17	Not Disclosed	443,000
Transocean Arctic	(7), (16)	semi		1986	1,650	25,000	NNS	Det Norske	Nov-16	Jul-17	180,000	179,000				67
Polar Pioneer		semi		1985	1,500	25,000				Stacked

											Total Estimated Days Out of Service		85	42	-	67	-	84	-	-
											Estimated Average Contract Dayrate(5)		$ 402,000	$ 344,000	$ 275,000	$ 254,000	$ 298,000	$ 310,000	$ 286,000	$ 278,000

Deepwater (3)				

Transocean Marianas		semi		1979/1998	7,000	30,000				Stacked
Transocean 706	(6), (7)	semi		1976/1994/ 2008	6,500	25,000	Brazil	Petrobras	Sep-16	Oct-18	283,000	282,000
Jack Bates		semi		1986/1997	5,400	30,000	India	ONGC	Nov-16	Oct-18	127,000	N/A			92	40

											Total Estimated Days Out of Service		-	-	92	40	-	-	-	-
											Estimated Average Contract Dayrate(5)		$ 310,000	$ 239,000	$ 234,000	$ 205,000	$ 206,000	$ 206,000	$ 206,000	$ 206,000

Midwater Floaters (6)				

Sedco 711		semi		1982	1,800	25,000				Stacked
Sedco 712	(7)	semi		1983	1,600	25,000	UKNS	ConocoPhillips	Oct-16	Feb-17	Not Disclosed	409,000
	(7)						UKNS	Fairfield Energy Ltd.	Apr-17	Jun-18	Not Disclosed	Not Disclosed
Sedco 714		semi		1983/1997	1,600	25,000				Stacked
Actinia		semi		1982	1,500	25,000	India	ONGC	May-16	May-19	101,000	N/A		57			14
Transocean Searcher		semi		1983/1988	1,500	25,000				Stacked
Transocean Prospect		semi		1983/1992	1,500	25,000				Stacked

											Total Estimated Days Out of Service		-	57	-	-	14	-	-	-
											Estimated Average Contract Dayrate(5)		$ 361,000	$ 305,000	$ 240,000	$ 129,000	$ 101,000	$ 99,000	$ 99,000	$ 99,000

High Specification Jackups (10)				

GSF Constellation I				2003	400	30,000	UAE	Bunduq	Apr-16	Mar-17	85,000	150,000		4
GSF Constellation II				2004	400	30,000				Stacked
GSF Galaxy I	(7)			1991/2001	400	30,000	UKNS	Total	Nov-16	May-17	212,000	212,000
GSF Galaxy II				1998	400	30,000				Stacked
GSF Galaxy III				1999	400	30,000				Stacked
Transocean Honor				2012	400	30,000				Stacked
GSF Monarch				1986	350	30,000				Stacked
Transocean Andaman				2013	350	35,000	Thailand	Chevron	May-16	May-17	115,000	150,000
Transocean Siam Driller				2013	350	35,000	Thailand	Chevron	Mar-13	Mar-18	140,000	N/A
Transocean Ao Thai				2013	350	35,000	Thailand	Chevron	Oct-13	Oct-18	139,000	N/A			3
											Total Estimated Days Out of Service		-	4	3	-	-	-	-	-
											Estimated Average Contract Dayrate(5)		$ 150,000	$ 138,000	$ 143,000	$ 143,000	$ 146,000	$ 147,000	$ 140,000	$ 140,000

											Total Estimated Days Out of Service		111	103	95	107	38	84	-	-

Fixed-Price Options - See Footnote 10				

Ultra-Deepwater				
Dhirubhai Deepwater KG2		ship		2010	12,000	35,000	Myanmar	Woodside	Jul-17	Sep-17	Not Disclosed	Not Disclosed
							Myanmar	Woodside	Sep-17	Dec-17	Not Disclosed	Not Disclosed
							Myanmar	Woodside	Dec-17	Feb-18	Not Disclosed	Not Disclosed
							Myanmar	Woodside	Feb-18	Apr-18	Not Disclosed	Not Disclosed
							Myanmar	Woodside	Apr-18	Jun-18	Not Disclosed	Not Disclosed
Harsh Environment				
			
Paul B. Loyd, Jr.	(7)	semi		1990	2,000	25,000	UKNS	BP	Aug-17	Sep-17	Not Disclosed	Not Disclosed
Transocean Arctic	(7), (16)	semi		1986	1,650	25,000	NNS	Det Norske	Jul-17	Aug-17	206,000	180,000
	(7), (16)						NNS	Det Norske	Aug-17	Oct-17	206,000	206,000
	(7), (16)						NNS	Det Norske	Oct-17	Dec-17	206,000	206,000
	(7), (16)						NNS	Det Norske	Dec-17	Mar-18	206,000	206,000
Revenue Efficiency				

	Q3 2016 Actual	Q2 2016 Actual	Q1 2016 Actual	Q4 2015 Actual	Q3 2015 Actual	Q2 2015 Actual	Q1 2015 Actual	Q4 2014 Actual
Ultra-Deepwater Floaters	100.1%	97.2%	94.3%	94.1%	91.5%	97.0%	97.2%	95.4%
Harsh Environment Floaters	96.6%	98.3%	98.6%	99.0%	98.6%	98.4%	96.8%	96.0%
Deepwater Floaters	96.0%	96.9%	97.4%	95.1%	98.9%	100.3%	95.9%	96.3%
Midwater Floaters	103.5%	98.6%	97.6%	98.7%	98.2%	95.3%	91.4%	93.0%
High-Specification Jackups	114.5%	86.8%	86.7%	99.8%	99.3%	98.6%	99.3%	99.0%
Total Fleet	100.7%	96.5%	95.0%	95.9%	95.0%	97.2%	95.9%	95.3%

Updated: February 9, 2017
Revisions Noted in Bold

Rig Type/Name	Start Date
Stacked Rigs (27)

Discoverer Spirit	Mar-15
GSF Jack Ryan	Mar-15
Deepwater Discovery	Mar-15
Deepwater Pathfinder	Mar-15
GSF C.R. Luigs	Jun-15
GSF Galaxy III	Jul-15
GSF Monarch	Jul-15
Discoverer Enterprise	Sep-15
Sedco Energy	Sep-15
Sedco Express	Sep-15
Transocean Searcher	Sep-15
Transocean Prospect	Sep-15
GSF Galaxy II	Sep-15
Deepwater Frontier	Nov-15
Sedco 714	Nov-15
Polar Pioneer	Dec-15
Sedco 711	Jan-16
GSF Development Driller II	Jan-16
Deepwater Champion	Feb-16
Discoverer Deep Seas	Feb-16
Transocean Marianas	Mar-16
Discoverer Americas	Apr-16
Deepwater Millenium	May-16
GSF Constellation II	May-16
Transocean Honor	May-16
GSF Development Driller I	May-16
Cajun Express	Jun-16

Idle Rigs (4)
Transocean Barents	Sep-15
Development Driller III	Nov-16
Discoverer India	Dec-16
Deepwater Asgard	Jan-17

Updated: February 9, 2017

Revisions Noted in Bold

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.
(2)

Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on March 4, 2017 will be reported as commencing in February 2017) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on March 24, 2017 will be reported as commencing in March 2017). Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)

Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve. Please refer to the “Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)

The out of service time represents those days where a rig is scheduled to be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.
(6)	Reflects the current contracted dayrate which could reflect prior cost escalations, or de-escalations, and could change in the future due to further cost escalations, or de-escalations.
(7)

Reflects the current contracted dayrate which, along with costs, includes a foreign currency component. Changes in the value of the U.S. Dollar relative to certain foreign currencies will result in an adjustment to the dayrate according to the terms of the contract. The dayrate adjustment generally offsets the foreign currency exchange-related change in costs.

(8)	Current contract provides for a bonus incentive opportunity not reflected in the current contract dayrate.
(9)	The two drillships on order from Sembcorp Marine's subsidiary, Jurong Shipyard, are expected to be delivered in the first quarter and third quarter of 2020.
(10)

Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11)

The contract is expected to start in the quarter indicated. Factors that could influence the contract start date include shipyard delivery, customer acceptance, and mobilization to operating location, among others.

(12)

The five newbuild high-specification jackups contracted to Keppel FELS Limited's shipyard in Singapore are expected to be delivered from the shipyard in two and three month intervals beginning in the first quarter of 2020.

(13)	The rig is owned by a joint venture in which the company owns less than a 100 percent interest. Dayrate reflects 100 percent of the contract rate.
(14)

Mobilization, customer commissioning and acceptance testing commenced in March 2014. Revenue of approximately $52 million earned from March 2014 to July 2014 will be recognized over the remaining contract.

(15)

The dayrate for the last year of the contract will be set three months prior to the third anniversary of the contract commencement date, subject to a floor dayrate of $305,000 and a ceiling dayrate of $365,000, pursuant to the terms of the contract.

(16)	Dayrate will be increased when the rig is performing high-pressure high-temperature wells, or wells in the Barents Sea.

DISCLAIMERS AND DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation). Changes in the time Transocean anticipates that a rig is scheduled to be out of service and not be available to earn an operating dayrate are noted for all rig classifications since the previously issued Fleet Status Report. The changes to estimated out of service time included in this Fleet Status may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Fleet Status Reports, as applicable.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements. Shipyards refers to periods during which the rig is out of service as a result of other scheduled shipyards, surveys, repairs, regulatory inspections or other scheduled service or work on the rig.

In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary  contract term of the drilling project, although such compensation is not typically significant in relation to the revenues generated by the dayrates we charge our customers.   When mobilization or demobilization occurs during a contract period, we recognize revenues as earned. In instances where mobilization or demobilization time occurs before or between the start of a contract period, the stated estimated contract start date represents the expected commencement date for the primary contract term of the drilling project and the point at which we expect to begin recognizing revenues.

Forward-Looking Statement.  The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classifications. Transocean uses classifications for its drillships, semisubmersibles, and jackup rigs. The classifications reflect the company’s strategic focus on the ownership and operations of premium, high-specification units and are approximately as follows: “Ultra-Deepwater” are the latest generation of drillships and semisubmersible rigs and are capable of drilling in water depths equal to or greater than 7,500 feet; “Deepwater” rigs are drillships and semisubmersible rigs capable of drilling in water depths equal to or greater than 4,500 feet and less than 7,500 feet; “Harsh Environment” are premium rigs equipped for year-round operations in harsh environments; “Midwater Floaters” are semisubmersible rigs capable of drilling in water depths of greater than 300 feet and up to 4,499 feet; and "High-Specification Jackups" are high‑performance, independent cantilever jackup rigs that are capable of  drilling in water depths of up to 400 feet.

Stacking.  An "Idle" rig is between contracts, readily available for  operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for approximately 30 days following initiation of stacking.